TERM SHEET TO THE ASSET PURCHASE AGREEMENT made and entered in the city of Montreal, on March 31 2011,

By and between:

Teliphone Corp., a Corporation incorporated under the laws of the state of Nevada, having its head office at 424 rue St-François-XavierMontreal, Quebec H2Y 2S9 CANADA, hereby represented by Lawry Trevor-Deutsch, its President, duly authorized as he so declares,

(hereby referred to as “TELIPHONE”)

And

Orion Communications Inc. a Corporation incorporated under the laws of Ontario, having its head office at 500 Boul. St-Martin, suite 550, Laval, Quebec H7M 3Y2 CANADA, hereby represented by Gilles Poliquin, its President, duly authorized as he so declares,

And

9191-4200 Quebec Inc., a Corporation incorporated under the laws of Quebec, having its head office at 500 Boul. St-Martin, suite 550, Laval, Quebec H7M 3Y2 CANADA, hereby represented by Gilles Poliquin, its President, duly authorized as he so declares

(hereby collectively referred to as “VENDOR”

PREAMBLE

WHEREAS VENDOR is desirous in selling its full and unencumbered rights to the clients of Orion Communications Inc., hereby referred to as the “CLIENTS”.

WHEREAS the CLIENTS have recently become free and clear of all security title previously owned by Bank of Montreal based on the Litigation Agreement and Minutes of Settlement, Ontario Superior Court of Justice effective March 30, 2011.

WHEREAS both TELIPHONE and VENDOR acknowledge their original intention of sharing the profits generated by the CLIENTS on a 50%-50% basis

WHEREAS VENDOR is aware of the significant investments that TELIPHONE has undertaken in order to unencumber the CLIENTS

WHEREAS TELIPHONE is aware of the significant investments that VENDOR has undertaken in order to acquire the CLIENTS from their former owners and that VENDOR is currently embroiled in litigation with the former owners of the CLIENTS over rescission and counterclaims.

WHEREAS VENDOR recognizes that regardless of the outcome of its litigation with the former owners of CLIENTS, it will have no claim whatsoever on the CLIENTS or any future value derived from their business with TELIPHONE other than the amounts paid herewith.

CLIENT VALUATION

Both TELIPHONE and VENDOR wish to value the CLIENTS as at the date of this transaction and have agreed to utilize an Earnings Before Interest, Taxes, Depreciation and Amortization multiple (EBITDA Multiple) method to arrive at their value.

•

That from a period of May 1, 2009 to April 30, 2010, the CLIENTS produced an EBITDA of $324,325

•

That from a period of May 1, 2010 to June 30, 2010, the CLIENTS produced an EBITDA of $109,841

•

That from a period of July 1, 2010 to September 30, 2010, the CLIENTS produced an EBITDA of $188,276

•

That from a period of October 1, 2010 to December 31, 2010, the CLIENTS produced an EBITDA of $97,271

•

That from January 1, 2011 to April 30, 2011, the CLIENTS are projected to produce an EBITDA of $542,539

•

The above results in an average yearly EBITDA from the last 24 months of operation of $631,126

•

And that both TELIPHONE and VENDOR agree to an EBITDA multiple of three (3) * EBITDA, which is equivalent to $1,893,378

•

And that the final valuation of the CLIENTS will be 3 * EBITDA less one-time, non-recurring debt foregiveness of $414,113

Resulting in a valuation of the CLIENTS of $1,479,265

PAYMENT TERMS

VENDOR agrees to recognize the payments already made by TELIPHONE towards the acquisition of this customer base.  The following table outlines the balance owing to VENDOR that TELIPHONE must pay in order to acquire the CLIENTS from VENDOR:

Payment made	Payment amount
Amounts paid by Teliphone to Bank of Montreal as Security settlement agreement dated March 30, 2011	$375,000
Advance paid to VENDOR as part of original profit sharing deal of May 1, 2009	$153,243
TOTAL PAID:	$528,243

The above results in an amount owing from TELIPHONE to VENDOR of $951,022

TELIPHONE agrees to issue, and VENDOR agrees to accept, 3,804,088 shares of the common stock of TELIPHONE, at a unit price of $0.25 per share as payment of the balance owing.

Signed this 31st day of March, 2011, in Montreal,

TELIPHONE CORP.

_/s/ Lawry Trevor-Deutsch______

Lawry Trevor-Deutsch

President

ORION COMMUNICATIONS INC.

_/s/ Gilles Poliquin______________

Gilles Poliquin

President

9191-4200 QUEBEC INC.

_/s/ Gilles Poliquin______________

Gilles Poliquin

President